UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                         October 30, 2003 (October 30, 2003)

     Alliance Bancorp of New England, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13405	06-1495617
(State or other jurisdictio of incorporation)	(Commission File Number)	(IRS Employer Identification No.

348 Hartford Turnpike, Vernon, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      (860) 875-2500

     Not Applicable
(Former name or former address, if changed since last report)

Item 9.      Regulation FD Disclosure

On October 30, 2003, Alliance Bancorp of New England, Inc. announced that, in light of its pending merger with New Haven Savings Bank, it had postponed its annual meeting of shareholders previously scheduled for November 26, 2003. Should the merger not be completed in the first quarter of 2004, the meeting will be rescheduled. The announcement is described in the news release attached as Exhibit 99.1.

Item 12.      Results of Operation and Financial Condition

On October 30, 2003, Alliance Bancorp of New England, Inc. announced its results for the third quarter of the 2003 fiscal year. A copy of the news release describing third quarter results is attached as Exhibit 99.1.

The information in Items 9 and 12 to this Form 8-K and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 30, 2003	ALLIANCE BANCORP OF NEW ENGLAND, INC. Registrant

		By:	/s/ David H. Gonci
David H. Gonci Senior Vice President/ Chief Financial Officer